The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated December 7, 2023 to:

• the Fund’s Summary Prospectus, dated July 17, 2023 (the “Summary Prospectus”);

• the Fund’s Prospectus, dated May 1, 2023, as supplemented July 17, 2023 (the “Prospectus”); and

• the Fund’s Statement of Additional Information, dated May 1, 2023, as supplemented July 17, 2023 (the “SAI”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Crabel Capital Management, LLC (“Crabel”) no longer serves as a sub-adviser to the Fund. Accordingly, effective immediately, all references to Crabel in the Summary Prospectus, Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-045-0100